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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): June 25, 1999


                               LL&E ROYALTY TRUST
             (Exact name of registrant as specified in its charter)



           TEXAS                          1-8518                76-6007940
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
         CORPORATE TRUST DIVISION
         712 MAIN STREET
         HOUSTON, TEXAS                                           77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 216-5447

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                               LL&E ROYALTY TRUST

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


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
Item 5. Other Events..................................... 3

Item 7. Financial Statements, ProForma Financial
          Information and Exhibits....................... 3

Signature................................................ 4
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          ITEM 5. OTHER EVENTS.

          On Friday, June 25, 1999, the registrant issued the press release attached hereto as Exhibit 99.1.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibit 99.1 Press release dated June 25, 1999.






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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LL&E ROYALTY TRUST
                                       By:  Chase Bank of Texas, N. A., Trustee



                                       By: /s/ NANCY PUSSLEY
                                          -------------------------------------
                                          Nancy Pussley
                                          Vice President

Dated: June 28, 1999

NOTE: Because the Registrant is a trust without officers or employees, only the signature of an officer of the Trustee is available and has been provided.





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                                  EXHIBIT INDEX

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No.          Exhibit
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
99.1         Press release dated June 25, 1999.
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